UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): October 6, 2006

                     CHINA INDUSTRIAL WASTE MANAGEMENT, INC.
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)

              Nevada                     002-95836-NY            13-3250816
--------------------------------------------------------------------------------
(State or other jurisdiction of    (Commission File Number)    (IRS Employer
        incorporation)                                       Identification No.)


                     China Industrial Waste Management Inc.
                                       c/o
               Dalian Dong Tai Industrial Waste Treatment Co., Ltd
                             No. 1 Huaihe West Road

                        E-T-D-Zone, Dalian, China 116600
      --------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)

     Registrant's telephone number, including area code: 01186-411-8762-2850


           _________________________N/A_____________________________
           (Former Name and Address if Changed since the last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 6, 2006, Mr. John Leo resigned from the board of directors (the "Board") of China Industrial Waste Management, Inc. (the "Company"). Mr. Leo resigned from the Board to pursue other interests. On the same date, Mr. Leo was appointed as the agent of the Company to assist the Company in handling the matters related to certain litigation matters involving the Corporation, any matter related to the Corporation's transfer agent, and matter related to the Corporation's business activities in the United States.

On October 6, 2006, the Board appointed Mr. Jun Li and Mr. Tong Wen to serve as directors of the Board. Mr. Li served as the Chief of Operation of the Company from 1994 to 1998, and has since served as the General Manager. Before joining the Company, Mr. Li worked for the Dalian Vacuum Flask Factory and Factory and
Dalian Yili International Chemical Co. Ltd. He graduated from the Dalian University of Technology in 1982 with a degree in environmental engineering. Mr. Wen joined the Company in 2005 and serves as assistant general manager. He graduated from the Dongbei University of Finance and Economics in 1998 with a degree in accounting. Before joing the Company, Mr. Wen worked for the Liaoning Tianjian Accountant Co. as project manager from 1998 through 2005.

                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 CHINA INDUSTRIAL WASTE MANAGEMENT, INC.

                                 By: /s/ Jinqing Dong
                                     ------------------------------
                                     Name:  Jinqing Dong
                                     Title: Chief Executive Officer,
                                            Chief Financial Officer & Chairman


Date: October 11, 2006